November 10, 2016

ULTIMUS MANAGERS TRUST

WAYCROSS LONG/SHORT EQUITY FUND

Supplement to the Prospectus and Statement of Additional Information,
each dated June 28, 2016

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the Waycross Long/Short Equity Fund (the “Fund”) to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-866-267-4304.

Delete the name “Waycross Long/Short Equity Fund” in both the Prospectus and SAI, and replace it with “Navian Waycross Long/Short Equity Fund”.

Investors Should Retain this Supplement for Future Reference